UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2019

PCM, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25790	95-4518700
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1940 E. Mariposa Avenue

El Segundo, California 90245

(Address of Principal Executive Offices, and Zip Code)

310-354-5600

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PCMI	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On August 26, 2019, PCM, Inc., a Delaware corporation (the “Company” or “PCM”), held a special meeting of stockholders (the “Special Meeting”).

The Special Meeting was held to submit the following previously disclosed proposals to a vote of PCM’s stockholders:

Proposal 1: To adopt the Agreement and Plan of Merger, dated as of June 23, 2019, by and among Insight Enterprises, Inc., Trojan Acquisition Corp. and the Company, as such may be amended from time to time (the “Merger Agreement”).

Proposal 2: To approve, on an advisory, non-binding basis, certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger.

Proposal 3: To adjourn the Special Meeting from time to time, if necessary or appropriate as determined by the Company’s board of directors, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement or if a quorum is not present at the Special Meeting.

The proposals are more fully described in the PCM proxy statement that was previously filed with the U.S. Securities and Exchange Commission on July 26, 2019 and mailed to stockholders entitled to vote at the Special Meeting on or about July 26, 2019.  At the Special Meeting, a total of 9,372,730 (76.03%) of the Company’s issued and outstanding shares of common stock held of record as of July 22, 2019, the record date for the Special Meeting, were present by proxy, which constituted a quorum.  As a result, Proposal 3 was not submitted to a vote at the Special Meeting.

The Company’s stockholders voted on Proposal 1 at the Special Meeting, which was approved.

The final vote tabulation is set forth below.

Vote of the holders of the outstanding shares of PCM common stock entitled to vote at the Special Meeting:

Votes For	Votes Against	Abstentions
9,344,854	13,499	14,377

The Company’s stockholders voted on Proposal 2 at the Special Meeting, which was approved.

The final vote tabulation is set forth below.

Vote of the holders of the outstanding shares of PCM common stock entitled to vote at the Special Meeting:

Votes For	Votes Against	Abstentions
8,452,881	670,634	249,215

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCM, Inc.

	By:	/s/ Brandon H. LaVerne
	Name:	Brandon H. LaVerne
	Title:	Chief Financial Officer
Date: August 26, 2019

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